EXHIBIT 10.26
EXECUTION VERSION

FIFTH AMENDING AGREEMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 15, 2014

ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,
as Borrower,
- and -
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
- and -
ROYAL BANK OF CANADA,
as Administrative Agent of the Lenders, and as Lender,
- and -
THE LENDERS PARTY HERETO,
as Lenders

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FIFTH AMENDING AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 15, 2014, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as Agent on behalf of itself as Lender and the other Lenders party hereto.

RECITALS

WHEREAS AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, Royal Bank of Canada, as Agent on behalf of itself as Lender and the other Lenders are parties to an Amended and Restated Credit Agreement made as of December 14, 2011 (as amended by a first amending agreement dated as of April 27, 2012, a second amending agreement dated as of December 14, 2012, a third amending agreement dated as of December 16, 2013 and a waiver and fourth amending agreement dated as of October 24, 2014, the "Original Credit Agreement");

AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1    Definitions

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.

ARTICLE 2
AMENDMENT

2.1
Amendment to Definition of Maturity Date. The parties hereto confirm that the definition of "Maturity Date" in the Original Credit Agreement shall be amended by replacing the date "December 14, 2018" with the date "December 14, 2019" in such definition.

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ARTICLE 3
CONDITIONS PRECEDENT

3.1    Conditions Precedent

This Fifth Amending Agreement shall become effective when:

(a) the Agent shall have received this Fifth Amending Agreement duly executed and delivered by the Agent, the Lenders, the Borrower and the General Partner; and

(b) the Agent has received an extension fee from the Borrower, which fee shall be in the amount of 6 bps calculated on the Commitment of each Lender party to this Fifth Amending Agreement, and payable to each such Lender.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1    Representations and Warranties True and Correct; No Default or Event of Default

The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this Fifth Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

ARTICLE 5
MISCELLANEOUS

5.1    No Other Amendments, Waivers or Consents

Except as expressly set forth herein, the Original Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. The execution, delivery and effectiveness of the amendment in this Fifth Amending Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Original Credit Agreement.

5.2    Time

Time is of the essence in the performance of the parties' respective obligations in this Fifth
Amending Agreement.

5.3    Governing Law

This Fifth Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

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5.4    Successors and Assigns

This Fifth Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this Fifth Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Fifth Amending Agreement.

5.5    Counterparts

This Fifth Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.

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IN WITNESS OF WHICH the parties hereto have duly executed this Fifth Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT
MANAGMENT LTD.,
in its capacity as a General Partner of
ALTALINK INVESTMENTS, L.P.

By:	/s/ Robert W. Schmidt
	Name:	Robert W. Schmidt
	Title:	Vice President - Finance
By:
Name:
Title:

RBC - AltaLink - Fifth Amending Agreement to Amended and Restated Credit Agreement
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ALTALINK INVESTMENT
MANAGEMENT LTD.

By:	/s/ Robert W. Schmidt
	Name:	Robert W. Schmidt
	Title:	Vice President - Finance
By:
Name:
Title:

RBC - AltaLink - Fifth Amending Agreement to Amended and Restated Credit Agreement
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ROYAL BANK OF CANADA
as Agent

By:	/s/ Yvonne Brazier
	Name:	Yvonne Brazier
	Title:	Manager, Agency

RBC - AltaLink - Fifth Amending Agreement to Amended and Restated Credit Agreement
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ROYAL BANK OF CANADA,
as Lender

By:	/s/ Timothy P. Murray
	Name:	Timothy P. Murray
	Title:	Authorized Signatory
By:
Name:
Title:

RBC - AltaLink - Fifth Amending Agreement to Amended and Restated Credit Agreement
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BANK OF MONTREAL,
as Lender

By:	/s/ Jiayue Guo
	Name:	Jiayue Guo
	Title:	Associate
By:	/s/ Carol McDonald
	Name:	Carol McDonald
	Title:	Vice President

RBC - AltaLink - Fifth Amending Agreement to Amended and Restated Credit Agreement
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ALBERTA TREASURY BRANCHES
as Lender

By:	/s/ Tim Poole
	Name:	Tim Poole
	Title:	Senior Director
By:	/s/ Trevor Guinard
	Name:	Trevor Guinard
	Title:	Senior Associate Director

RBC - AltaLink - Fifth Amending Agreement to Amended and Restated Credit Agreement
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BANK OF NOVA SCOTIA
as Lender

By:	/s/ Bradley Walker
	Name:	Bradley Walker
	Title:	Director
By:	/s/ Matthew Hartnoll
	Name:	Matthew Hartnoll
	Title:	Associate Director

RBC - AltaLink - Fifth Amending Agreement to Amended and Restated Credit Agreement
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NATIONAL BANK OF CANADA,
as Lender

By:	/s/ John Niedermier
	Name:	John Niedermier
	Title:	Authorized Signatory
By:	/s/ Elin Ingolfsson
	Name:	Elin Ingolfsson
	Title:	Authorized Signatory

RBC - AltaLink - Fifth Amending Agreement to Amended and Restated Credit Agreement
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